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                                                                    Exhibit 23.3


                      Consent of Independent Accountants



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 17, 2000 relating to the combined financial statements of AT&T Wireless Group, which appears in AT&T Corp.'s Current Report on Form 8-K filed on March 17, 2000.



                                            /s/ PricewaterhouseCoopers LLP
                                            ------------------------------
                                              PricewaterhouseCoopers LLP


New York, New York
May 1, 2000